As filed with the Securities and Exchange Commission on March 2, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

CHOU AMERICA MUTUAL FUNDS

Annual Report
 December 31, 2016

Fund Adviser:
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders (Unaudited)	1
Performance Charts and Analysis (Unaudited)	9
Schedules of Investments	11
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Additional Information (Unaudited)	28

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2016

Dear Shareholder,
For the year of 2016, the Chou Opportunity Fund (the "Fund") was down 5.02%, while the S&P 500 Total Return Index generated a return of 11.96% during the same period. The Fund's prior performance is not necessarily indicative of how the Fund will perform in the future.
Portfolio Commentary
In 2016, the largest positive contributors to the Fund's performance included the EXCO Resources (NYSE: XCO) second lien term loan 12.5%, maturing in 2020, as well as the Bank of America and JP Morgan Chase TARP warrants.
Primary losses came from Fund investments in Valeant Pharmaceuticals, Sears Holdings and Resolute Forest Products.
The Fund initiated a position in Valeant Pharmaceuticals in the first half of 2016.
All shares of the equity holdings of Asta Funding Inc. were sold during the first half of 2016 for a minor gain.
U.S. Bank TARP Warrants
Overall, investments in the TARP warrants of Bank of America, Wells Fargo and JPMorgan Chase performed well in 2016, as reflected by the increases in prices of each position shown in the following table.
Warrant	Price as of Dec 31'15	Price as of Dec 31'16	Percentage Change
Bank of America	$5.81	$9.95	71.26%
Wells Fargo	$20.49	$21.33	4.10%
JPMorgan Chase	$23.69	$44.27	86.87%

In the letter for the 2011 annual report, we outlined our thesis as to why we believed that these warrants were attractive long-term investments. We wrote:
"So, what is so unique about these stock warrants? We have considered the following characteristics:
•
They are long dated, with most expiring in 2018 or 2019.  This time frame of six-plus years allows banks to grow their intrinsic value to a high enough level to have an appreciable impact on the strike price of the stock warrant.

•
The strike price is adjusted downward for any quarterly dividend that exceeds a set price. Normally, this is not seen in a stock warrant. This is a truly stringent condition. In this case, we should give the government credit for extracting a pound of flesh. An example: for Bank of America, class 'A' warrants, the strike price is adjusted downward for any quarterly dividend paid exceeding one cent a share.

•
Many of the banks have excess capital on their balance sheet. When the economy settles down, we expect the banks to use this excess capital either for buybacks or a one-time special dividend that may reduce the strike price on the stock warrants if this provision applies."

Since the price of the TARP warrants is contingent on the stock price of the bank, it was important that we held a view that the banks in general were undervalued. This is what we said about the banks in the 2011 annual report:
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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2016

•
"It has been five years since the financial crisis began in 2007. As each year has gone by, the quality of earnings of the banks has gotten higher, the books have become cleaner, the risks have become lower, and bank management has become far more risk averse. It is too bad that we had to go through so much turmoil to get there.

•	The financial institutions that survive will be the ultimate beneficiaries of any recovery in the economy.
•
Interest rates will continue to be kept at artificially low levels for the foreseeable future. The spreads between what the banks are paying for deposits and borrowings in the market (like FDIC insured), and what they can lend at, is enormous. After being severely burned, they have tightened their lending criteria and have been extremely cautious with their lending practices. In general, the quality of loans now being made is quite high and for the first time in many years, banks are being paid handsomely according to the risks they are taking.

•	Bank valuations that were below 10 times earnings six months ago have decreased even further, with many bank stocks selling below book and some selling at big discounts to tangible book value.
•
Concerns over financial reform and its ultimate impact on the earning power of the banks may be somewhat exaggerated. We believe the banks will most likely be able to pass the majority of the costs to customers. For an economy to flourish we need sound financial institutions that can generate reasonable profits.

Our investing horizon is long-term – six years or more remain for these bank warrants. Over that period, we believe that the odds are it will work out to be a decent investment, perhaps even more so for the better-capitalized banks. We view it as the glass being more than half full rather than half empty. The bank TARP warrants are complex, with terms and conditions that are unique to each bank, and we encourage you to research them for yourself and draw your own conclusions."
We are now in the year 2017 and the maturity date for the TARP warrants is less than 3 years from now. As the time element gets shorter, we believe that the warrant is likely to become more speculative by nature and therefore we expect to reduce or eliminate the positions in the various TARP warrants. If we believe that the banks in question may still be undervalued, then we would be more likely to invest in the common stock of the banks. Although, it is important to note that any future decision to sell the warrants or buy the common stock will be based upon our view of the markets as well as the issuers that exist at the time when we make any such investment decision.
EXCO Resources
In 2015, we initiated the position in EXCO Resources second-lien term loan 12.5%, maturing in 2020. This term loan did quite well in 2016, rising in price from 55.8 cents on a dollar at December 31, 2015 to 72.9 cents on a dollar at December 31, 2016, an increase of 30.7% excluding interests received.
EXCO Resources is an independent oil and natural gas company that engages in the acquisition, exploration, development and production of onshore oil and natural gas properties with a focus on shale resource plays in the United States.
We liked this security because it met our criteria for investing in the Oil & Gas sector. The criteria that we considered in analyzing this type of investment is that the security should be:
1. A first or second lien loan or note;
2. Issued by a company with a significantly limited ability to add senior or pari-passu debt to its capital structure; and
3. Of a type that if the company restructures or goes into bankruptcy, the recovery value of the bond is likely to be greater than the current price of the bond.

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2016

As of December 31, 2016, the Fund owned about $19 million worth of EXCO's second-lien term loan ($26 million in par value). This is the largest position in the portfolio, comprising more than 20% of the assets of the Fund (at market value). In addition to the security being very senior in the capital structure, we also hold the view that management seems to be making good decisions with respect to the allocation of capital in a tough environment.
Valeant Pharmaceuticals
At the current price, Valeant stock is not a mouth-watering bargain at less than 3 times earnings or less than 2 times free cash flow because it carries around $30 billion of debt, but it is still relatively cheap. If Valeant can reduce its debt by as much as $8 billion as stated by management, through a combination of organic earnings and the sale of non-core assets, it will remove the feeling that the company is standing on the edge of a precipice.
A large debt means that any small misstep or missed guidance could result in bankruptcy. If the company's debt is reduced, it will then be valued based on the free cash flow generated from operations. In addition, Valeant is also undergoing criminal investigations over its ties with Philidor. However, we believe the impact of these litigations is likely to be rather limited given that it pertains to only 5% of its revenue. Although, we do emphasize that it is difficult to accurately predict the outcome or impact of any lawsuit.
In conclusion:
• Valeant could return to trading at the normal multiples if its debt is significantly reduced and the impact and costs of litigations are determined.
• The company appears to have good cash flow characteristics, resulting from solid portfolio pipelines.
• While we believe Valeant is cheap, the undervaluation is not as deep as it first appears. One must look at return on a fully capitalized basis to get the full picture. Based on the information we now have, the initial price we paid was on the high side but we believe that the intrinsic value is higher than the average cost we have paid for Valeant.
Sears Holdings
In July 2015, Sears Holdings Corporation (SHLD) announced that it closed its rights offering and sale leaseback transactions with Seritage Growth Properties ("Seritage"), a newly formed, independent, and publicly traded real estate investment trust ("REIT").
In the transaction, Sears sold 235 Sears- and Kmart-branded stores to Seritage, along with Sears' 50 percent interests in joint ventures with each of Simon Property Group, Inc., General Growth Properties, Inc. and The Macerich Company. The three entities combined hold an additional 31 Sears Holdings properties. Based on our rough estimate, this represented less than 25% of the company's real estate assets and Sears Holdings received aggregate gross proceeds from the transaction of $2.7 billion.
However, from our perspective, the most important thing that has happened is that Seritage is now a public company and when its stock trades daily, we have a more reliable way of assessing the real estate value in SHLD indirectly. We also know that pre-Seritage and post-Seritage, the profile and the quality of the properties that is held in Seritage and SHLD is roughly the same.
Considering SHLD's brand collections and what we believe to be the value of the SHLD real estate portfolio (based in part upon our analysis of the Seritage valuation over the reporting period), it may appear that at the year-end price of $9.29 for Sears (about $994 million in market capitalization), the company is severely underpriced. However, given the company's net debt of approximately $4 billion, pension deficit of about $2 billion, and the enormous losses it has taken to date to transform its business from a brick and mortar business to an asset-light business, we believe that the intrinsic value of SHLD may have been severely eroded (notwithstanding its real estate and brand portfolio). It is hard to evaluate what kind of value you can assign to company's "Shop Your Way" program

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2016

even though management has poured billions of dollars into it. From management's perspective, they can argue that "Shop Your Way" could be worth more than the capital invested.  However, unless it generates significant amounts of cash or cash earnings relative to the capital invested, it is doubtful if it could be worth anything.  It is hard to foresee why investors will give a similar valuation of Amazon.com to "Shop Your Way" even though Sears' membership program has some characteristics similar to Amazon Prime. In conclusion, even if you take the best case scenario and "Shop Your Way" turns out to be profitable, it could be a Pyrrhic victory.
In hindsight, our initial assessment of Sears being worth more than $50 per share a few years ago was most likely too optimistic. This is taking into consideration that we received roughly $13 per share in distribution from various spin-offs and later receiving proceeds from selling them into the stock markets.  Nevertheless, we believe that the stock may still be cheap at the current valuation, albeit not at the level that we initially anticipated.
Resolute Forest Products
Resolute Forest Products (RFP) is primarily involved in Newsprints, Specialty Papers, Wood Products and Market Pulp. As the downturn in global commodities intensified, RFP was not spared as all four of the company's business segments got hit. Management has concentrated on lowering the cost of every segment but these actions were not enough to compensate for the deterioration of prices in their respective markets.
At year-end 2016, the market price of RFP was at $5.35 per share. At $5.35 per share, the market capitalization of the company is roughly $480 million dollars. As we have explained in the past, the company continues to have consolidated sales of close to $3.6 billion and in each of its major business segments, it is a global leader. It continues to be the biggest volume producer of wood products east of the Rockies, the third largest in North America for Market Pulp, the number one producer of newsprint in the world and the largest producer in North America of uncoated mechanical paper and an emerging tissue producer. With the exception of the Wood Products segment, which continues to have revenues of approximately $500 million, the other three segments each continue to have revenues of approximately $1 billion. We believe that each of the 4 business segments could fetch at least $400 million in a normal market, and as a result, RFP may be undervalued.
Goodwill
For the 2015 annual report, this is what we wrote:
"We have not done as well as the market for a couple of years and we wanted to take this opportunity to address that:
1) We could explain that we have been managing money for than 30 years and explain that there will always be times where we are going to underperform for a period of time.
2) We could point that in 2004, we won the Morningstar Manager of the Decade award in Canada.
3) We could write a lengthy tome of more than 100 pages on each of our significant holdings with the goal of demonstrating convincingly why we believe that they are so cheap and why we believe that the market is so wrong.
4) We could write about why we believe that our sound investment principles and a commitment to integrity and being fair to our investors should translate into better results over the long term business cycle.
But at the end of the day, when all is said and done, the reality is that we have not done well in the recent past and, particularly, in the previous year. So, as a gesture of goodwill and what we believe to be the fairest way to behave, we made a voluntary capital contribution of $918,468 which approximates to the 2015 management fees that we were paid by Chou Opportunity Fund. We have also decided to voluntarily waive the fee going forward for the calendar year 2016."

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2016
Since doing a good deed feels good, we have decided to waive the fee going forward for the calendar year 2017.
Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently just two or three securities may comprise close to 50% of the assets of the Fund. In addition, the Fund has securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively influence the financial performance of the company. Also, we may enter into some derivative contracts, such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of any or all of these factors, the net asset value of the Fund can be from time to time more volatile than at other times. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the Fund's portfolio holdings are relative to what we believe to be their intrinsic value.
Also, the Fund's cash position was approximately 20% of net assets as at December 31, 2016. This large cash position may depress returns for a while as we hunt for undervalued securities. Obviously, if there is a severe correction in the market in the near future, it will cushion the Fund against losses while providing us with the wherewithal to find good investment opportunities. But for now it could be a drag on returns.

Yours truly,

Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.
The investment and portfolio performance views in this report were those of Portfolio Manager as of December 31, 2016, and may not reflect his views on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio. All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.
This letter contains discussions about voluntary fee waivers and voluntary capital contributions of Chou America Management Inc., the investment adviser to the Opportunity Fund (the "Adviser"), with respect to fund operations during or following the year ending December 31, 2016. Any such voluntary arrangement can be modified, terminated, or discontinued by the Adviser at any time; provided that the amount of any such waiver or capital contribution may not be recouped by the Adviser at a later date. The Adviser is under no obligation to make a voluntary fee waiver or voluntary capital contribution in the future for any reason. The Adviser made its decision to implement both the voluntary waiver in, and the voluntary capital contribution to, the Opportunity Fund subsequent to, and independent of, the decision of the Board of Trustees to the Trust to renew the Investment Advisory Agreement, as discussed in this report.
The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. One cannot invest directly in an index.
5

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2016

Dear Shareholder,
For the year ending December 31, 2016, the Chou Income Fund (the "Fund") was up 20.72%, while the Barclay's U.S. Corporate High Yield Index (High Yield Index) generated a return of 17.13% during the same period. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.
Portfolio Commentary
Fund losses came mainly from positions in debt securities of two Ukranian companies, Avangardco Investments and UkrLandFarming Company. Avangardco fell from 50.5 cents on a dollar on December 31, 2015 to 29.0 cents on December 31, 2016. Avangardco Investments is one of the leading agro-industrial companies in Ukraine, focusing on the production of shell eggs and egg products. According to the Pro-Consulting Report, it has a market share of approximately 57% of all industrially produced shell eggs and 91% of all dry egg products produced in Ukraine in 2013.
UkrLandFarming PLC fell from 50.0 cents on a dollar on December 31, 2015 to 31.7 cents on December 31, 2016. UkrLandFarming PLC operates as an integrated agricultural producer and distributor. The company engages in crops farming, eggs and egg products production, sugar production, as well as cattle and meat production and distribution.
We believe that the bonds of those companies are down from their purchase price in large part because that region of the world is highly volatile and is subject to serious geopolitical risk. As a result, we expect the prices of the bonds we purchased to be volatile and  could subject the Fund to a permanent loss of capital. Strong balance sheet and decent financial operations count but we believe that when investing in companies located in a region embroiled in a civil war fueled by Putin, geopolitics can trump solid financials.
It is still too early to know whether our foray into Ukraine was an unforced error. So far, with the exception of Mriya, we think it is a short-term quotational loss and not a permanent loss of capital.
Fund gains were principally driven by investment in the Oil & Gas sector. The price of oil and gas recovered somewhat in 2016 and that helped Fund investments in EXCO Resources and Sandridge Energy.
Our initial investment was in the 8.5% 2012 senior unsecured security of EXCO Resources and that security rebounded from 18.5 cents on December 31, 2015 to 50.0 cents on December 31, 2016. The company made a tender offer for the 8.5% at 40 cents on a dollar on July 27, 2016. We tendered to the company and about 86.5% of the bonds were taken up under the offer.
In addition, as indicated in the past, we decided that our analysis of investment opportunities in Oil & Gas bonds would focus on securities that met these criteria.
1) First or second lien loans or notes;
2) Situations where the ability to add senior or pari-passu debt is significantly limited; and
3)	If the company restructures or goes into bankruptcy, the recovery value of the bond is greater than the current price of the bond.
We were able to buy EXCO's 2nd lien term loan and Sandridge Energy's 2nd lien bonds. Both worked out well although Sandridge Energy had to go through a bankruptcy proceeding before we eventually realized the value of the investment. When Sandridge Energy emerged from bankruptcy in October 2016, the Fund received $206.2 worth of the new common stock and $241.7 worth of the new convertible bonds for every $1000 par value of the bonds at the time of conversion. At December 31, 2016, the combined value of the common stock plus the new bond received was equivalent to 52.6 cents on a dollar compared to 30.5 cents on a dollar as of December 31, 2015. This was an increase of 72.6% from the previous year.
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CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2016

Another big holding that benefitted the Fund was an investment in the 4% convertible security of Ascent Capital Group, Inc., a company which through its subsidiary, Monitronics International, Inc., provides security alarm monitoring and related services to residential and business subscribers in the United States and Canada. The convertible went up from 65.8 cents on a dollar on December 31, 2015 to 76.0 cents on a dollar on December 31, 2016. At the price of 76.0 cents, the yield to maturity is 12.6%. We feel comfortable holding this debt security based upon our expectation that the company will continue to generate free cash flow and be able to service the debt.
In February 2016, we sold 1,218,000 convertible debentures of Rainmaker Entertainment for 120 cents on a dollar. Lastly, since the announcement in Oct 2016, Rainmaker Entertainment has gone through a two-part merger to acquire Frederator Networks and Ezrin Hirsh Entertainment for $22 million in stock, and created the new entity Wow Unlimited Media Inc. According to the media release, the business combination aims to create a North-American pure-play kids and youth entertainment company poised to capitalize on favourable industry trends. As a result of the corporate restructuring, in December the Fund received 100 cents on a dollar in cash for 20% of the bonds that it held, and approximately 5,555 shares of the new equities were received for every $1000 for the rest of the bonds. This is equivalent to converting the debentures at 18 cents per share. The company then did a reverse 10 for 1 split. On December 31, 2016, the common stock traded at $1.89 which is equivalent to a debenture price of 105 cents on a dollar.
Conclusion
We believe that most of the bonds held in the Fund's portfolio are somewhat underpriced. Most of them are yielding close to 10% yield to maturity, and we believe that even if some of them go through bankruptcy, the recovery value will be at least close to what the bonds are trading at.
Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently only two or three securities may comprise close to 50% of the assets of the Fund. In addition, we have securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively impact the financial performance of the company. Also, we may enter into some derivative contracts such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of these factors, the net asset value of the Fund can be more volatile than normal. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the securities are relative to their intrinsic value.

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CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2016
At December 31, 2016, the Fund's cash position was approximately 20% of net assets.

Yours truly,
Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.
The views in this report were those of the Fund manager as of December 31, 2016, and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio. All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.
The Barclays U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index.

8

CHOU OPPORTUNITY FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Opportunity Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.28%. The Fund's adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.20% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation), through May 1, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

9

CHOU INCOME FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2016
The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Income  Fund (the "Fund") compared with the performance of the benchmark, Barclays U.S. Corporate High Yield Index ("Barclays Index"), since inception. The Barclays Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. The total return of the Barclays Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Barclays Index does not include expenses. The Fund is professionally managed, while the Barclays Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 2.36%. However, the Fund's adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.20% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation)], through May 1, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

10

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2016
Equity Securities - 55.4%

Common Stock - 40.4%

Shares	Security Description	Value
Communications - 1.8%
15,000	Overstock.com, Inc. (a)	$262,500
645,181	UTStarcom Holdings Corp. (a)	1,290,362
		1,552,862
Consumer Discretionary - 6.6%
37,904	Sears Canada, Inc. (a)	64,437
491,608	Sears Holdings Corp. (a)	4,567,038
197,013	Sears Hometown and Outlet Stores, Inc. (a)	925,961
		5,557,436
Consumer Staples - 11.7%
211,319	Ascent Capital Group, Inc., Class A (a)	3,436,047
441,000	Valeant Pharmaceuticals International, Inc. (a)	6,403,320
		9,839,367
Financials - 2.9%
225,000	MBIA, Inc. (a)	2,407,500

Industrials - 3.6%
95,000	Chicago Bridge & Iron Co. NV	3,016,250

Materials - 13.8%
2,179,359	Resolute Forest Products, Inc. (a)	11,659,571

Total Common Stock (Cost $67,748,257)	34,032,986

Warrants - 15.0%

Shares	Security Description	Exer. Price	Exp. Date	Value

90,000	JPMorgan Chase & Co. (a)	$42.25	10/28/18	3,984,300
77,400	Wells Fargo & Co. (a)	34.01	10/28/18	1,650,942
352,430	Bank of America Corp. (a)	12.94	01/16/19	3,506,678
205,000	General Motors Co. (a)	18.33	07/10/19	3,511,650
Total Warrants (Cost $5,110,741)				12,653,570

Preferred Stock - 0.0%

Communications - 0.0%		Rate
1,500	Overstock.com, Inc., Class B	1.00%	25,500
Total Preferred Stock (Cost $23,520)			25,500

Total Equity Securities (Cost $72,882,518)			46,712,056

See Notes to Financial Statements.	11

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2016
Fixed Income Securities - 22.5%

Syndicated Loan - 22.5%
Principal	Security Description	Rate	Maturity	Value

$26,000,000	Exco Resources	12.50%	10/19/20	$18,947,500
Total Fixed Income Securities (Cost $15,379,755)				18,947,500

Total Investments - 77.9% (Cost $88,262,273)*	$65,659,556

Other Assets & Liabilities, Net – 22.1%	18,666,038
Net Assets – 100.0%	$84,325,594

(a)	Non-income producing security.

* Cost for federal income tax purposes is $88,392,753 and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$12,547,500
Gross Unrealized Depreciation	(35,280,697)
Net Unrealized Depreciation	$(22,733,197)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of December 31, 2016.
Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$46,686,556
Level 2 - Other Significant Observable Inputs	18,973,000
Level 3 - Significant Unobservable Inputs	-
Total	$65,659,556

The Level 1 value displayed in this table includes Common Stock and Warrants. The Level 2 value displayed in this table includes a Syndicated Loan and Preferred Stock. Refer to this Schedule of Investments for a further breakout of each security by type.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2016.

See Notes to Financial Statements.	12

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2016

PORTFOLIO HOLDINGS
% of Net Assets
Communications	1.8%
Consumer Discretionary	6.6%
Consumer Staples	11.7%
Financials	2.9%
Industrials	3.6%
Materials	13.8%
Syndicated Loan	22.5%
Warrants	15.0%
Other Assets and Liabilities, Net(1)	22.1%

Total	100.0%

(1) "Other Assets & Liabilities – Net" consists of assets, other than derivatives and securities, less liabilities and includes uninvested cash which represented 19.6% of the Fund's total net assets at December 31, 2016.  For more information, see the Fund's Statements of Assets and Liabilities.

See Notes to Financial Statements.	13

CHOU INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2016

Equity Securities - 12.5%

Common Stock - 9.7%
Shares	Security Description	Value
Consumer Discretionary - 6.4%
808,273	Wow Unlimited Media, Inc., Class A (a)	$1,137,777

Energy - 1.9%
2,452	Contura Energy, Inc. (a)	174,092
7,164	SandRidge Energy, Inc. (a)	168,712
		342,804
Materials - 1.4%
47,613	Resolute Forest Products, Inc. (a)	254,729

Total Common Stock (Cost $1,576,859)	1,735,310

Preferred Stock - 2.8%
Rate

Financials - 2.8%
50,765	Sears Roebuck Acceptance Corp.	7.00%	474,526
3,400	Sears Roebuck Acceptance Corp.	7.40	30,279

Total Preferred Stock (Cost $563,553)	504,805

Warrants - 0.0%
Shares	Security Description	Exer. Price	Exp. Date
2,167	Dex Media, Inc.(a)	$13.55	08/15/23	108
Total Warrants (Cost $0)				108

Total Equity Securities (Cost $2,140,412)	2,240,223

Fixed Income Securities - 62.7%

Corporate Convertible Bonds - 18.1%
Principal	Security Description	Rate	Maturity	Value
Consumer Staples - 12.7%
$3,000,000	Ascent Capital Group, Inc.	4.00%	07/15/20	2,280,000

Energy - 3.2%
451,807	SandRidge Energy, Inc. (b)	0.00-1.19	10/04/20	565,041

Financials - 2.2%
850,000	Atlanticus Holdings Corp.	5.88	11/30/35	397,375

Total Corporate Convertible Bonds (Cost $3,533,984)	3,242,416

See Notes to Financial Statements.	14

CHOU INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2016

Corporate Non-Convertible Bonds - 29.3%
Principal	Security Description	Rate	Maturity	Value
Consumer Staples - 14.6%
$1,108,698	Avangardco Investments Public, Ltd. (c)	10.00%	10/29/18	$321,522
1,000,000	Mriya Agro Holding PLC (d)	9.45	04/19/18	76,950
5,101,866	UkrlandFarming PLC	10.88	03/26/18	1,617,062
800,000	Valeant Pharmaceuticals International, Inc. (e)	6.13	04/15/25	604,000

				2,619,534
Energy - 5.7%
189,000	EXCO Resources, Inc.	8.50	04/15/22	94,500
1,000,000	Westmore-land Coal Co. (e)	8.75	01/01/22	917,500

				1,012,000
Financials - 0.7%
212,000	Sears Roebuck Acceptance Corp.	7.00	06/01/32	113,420

Materials - 8.3%
1,251,841	Centrus Energy Corp. (c)	8.00	09/30/19	574,282
1,000,000	Resolute Forest Products, Inc.	5.88	05/15/23	905,000
225,000	Sino-Forest Corp. (f)	6.25	10/21/17	563
400,000	Sino-Forest Corp. (f)	6.25	10/21/17	1,000

				1,480,845

Total Corporate Non-Convertible Bonds (Cost $9,651,820)	5,225,799

Syndicated Loans - 15.3%
Principal	Security Description	Rate	Maturity	Value
208,436	Contura Energy, Inc.	6.00	07/26/20	209,479
344,693	Dex Media, Inc.	11.00	07/29/21	345,985
3,000,000	Exco Resources	12.50	10/19/20	2,186,250

Total Syndicated Loans (Cost $2,366,546)	2,741,714

Total Fixed Income Securities (Cost $15,552,350)	11,209,929

Total Investments - 75.2% (Cost $17,692,762)*	$13,450,152

Other Assets & Liabilities, Net – 24.8%	4,434,795
Net Assets – 100.0%	$17,884,947

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Payment in-Kind Bond. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(d)           Security currently in default.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,521,500 or 8.5% of net assets.
(f)            Security represents entitlement to potential distributions from a litigation trust.

*  Cost for federal income tax purposes is $18,174,194 and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,863,117
Gross Unrealized Depreciation	(6,587,159)
Net Unrealized Depreciation	$(4,724,042)

See Notes to Financial Statements.	15

CHOU INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of December 31, 2016.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock	$1,735,310	$-	$-	$1,735,310
Preferred Stock	-	504,805	-	504,805
Warrants	-	108	-	108
Corporate Convertible Bonds	-	3,242,416	-	3,242,416
Corporate Non-Convertible Bonds	-	5,225,799	-	5,225,799
Syndicated Loans	-	2,741,714	-	2,741,714
Total Investments At Value	$1,735,310	$11,714,842	$-	$13,450,152

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2016.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.
Corporate Convertible Bonds

Balance as of 12/31/15	$2,601,720
Sales	(1,050,831)
Corporate Action	(1,328,215)
Realized Gain (Loss)	(324,753)
Change in Unrealized Appreciation / (Depreciation)	102,079
Balance as of 12/31/16	$-
Net change in unrealized appreciation/(depreciation) from investments held as of 12/31/16	$-

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	6.4%
Consumer Staples	27.3%
Energy	10.8%
Financials	5.7%
Materials	9.7%
Syndicated Loans	15.3%
Warrants	0.0%
Other Assets & Liabilities, Net(1)	24.8%

Total	100.0%

(1) "Other Assets & Liabilities – Net" consists of assets, other than derivatives and securities, less liabilities and includes uninvested cash which represented 20.5% of the Fund's total net assets at December 31, 2016.  For more information, see the Fund's Statements of Assets and Liabilities.

See Notes to Financial Statements.	16

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2016
120	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
. Total investments, at value (Cost $88,262,273 and $17,692,762, respectively)	$65,659,556	$13,450,152
Cash	16,528,254	3,664,273
Foreign currency (Cost $0 and $345,336, respectively)	-	345,079
Receivables:
Fund shares sold	500	-
Investment securities sold	2,167,500	130,636
Dividends and interest	28,847	327,226
Prepaid expenses	8,672	7,229
Total Assets	84,393,329	17,924,595

LIABILITIES
Payables:
Fund shares redeemed	19,228	-
Accrued Liabilities:
Investment adviser fees	-	6,128
Trustees' fees and expenses	302	63
Fund services fees	7,711	7,243
Other expenses	40,494	26,214
Total Liabilities	67,735	39,648

NET ASSETS	$84,325,594	$17,884,947

COMPONENTS OF NET ASSETS
Paid-in capital	$107,605,576	$23,453,159
Undistributed (distributions in excess of) net investment income	236,080	(532,346)
Accumulated net realized loss	(913,345)	(792,999)
Net unrealized depreciation	(22,602,717)	(4,242,867)
NET ASSETS	$84,325,594	$17,884,947
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	9,017,187	2,231,583
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$9.35	$8.01

*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	17

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2016

	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $3,990 and $0, respectively) .	$22,611	$72,919
Interest income	4,798,950	2,151,664
Total Investment Income	4,821,561	2,224,583
Adviser
EXPENSES
Investment adviser fees	820,428	157,672
Fund services fees	92,668	86,936
Custodian fees	10,035	10,160
Registration fees	22,961	22,029
Audit fees	17,500	17,500
Legal fees	47,810	1,680
Trustees' fees and expenses	16,952	3,262
Miscellaneous expenses	48,761	31,676
Total Expenses	1,077,115	330,915
Fees waived and expenses reimbursed	(834,736)	(141,709)
Net Expenses	242,379	189,206

NET INVESTMENT INCOME	4,579,182	2,035,377

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(782,865)	(1,159,512)
Foreign currency transactions	-	257,811
Net realized loss	(782,865)	(901,701)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,322,201)	2,025,103
Foreign currency translations	-	41,068
Net change in unrealized appreciation (depreciation)	(9,322,201)	2,066,171
NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,105,066)	1,164,470
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,525,884)	$3,199,847

See Notes to Financial Statements.	18

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CHOU OPPORTUNITY FUND		CHOU INCOME FUND
December 31, 2014		Shares		Shares
NET ASSETS DECEMBER 31, 2014	$99,798,615	$99,798,615	$17,525,679	$17,525,679
OPERATIONS
Net investment income (loss)	(1,106,985)		1,639,954
Net realized gain	1,510,301		163,433
Net change in unrealized appreciation (depreciation)	(24,679,006)		(3,874,188)
Decrease in Net Assets Resulting from Operations	(24,275,690)		(2,070,801)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(1,718,275)
Net realized gain	(1,331,988)		(272,242)
Total Distributions to Shareholders	(1,331,988)		(1,990,517)
CAPITAL SHARE TRANSACTIONS
Sale of shares	23,081,184	1,951,529	646,342	71,620
Reinvestment of distributions	1,323,318	125,077	1,954,159	240,674
Redemption of shares	(2,529,888)	(212,213)	(812,548)	(88,723)
Redemption fees	369	-	509	-
Increase in Net Assets from Capital Share Transactions	21,874,983	1,864,393	1,788,462	223,571
Decrease in Net Assets	(3,732,695)		(2,272,856)
NET ASSETS DECEMBER 31, 2015 (Including line (a))	$96,065,920		$15,252,823
OPERATIONS
Net investment income	4,579,182		2,035,377
Net realized loss	(782,865)		(901,701)
Net change in unrealized appreciation (depreciation)	(9,322,201)		2,066,171
Increase (Decrease) in Net Assets Resulting from Operations	(5,525,884)		3,199,847
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(5,261,532)		(2,097,065)
Net realized gain	(46,847)		-
Total Distributions to Shareholders	(5,308,379)		(2,097,065)
CAPITAL SHARE TRANSACTIONS
Sale of shares	5,057,874	586,768	2,498,877	341,359
Reinvestment of distributions	5,282,278	591,207	2,068,336	278,159
Redemption of shares	(12,165,674)	(1,302,779)	(3,037,871)	(405,793)
Redemption fees	991	-	-	-
Net contribution from affiliate (note 5)	918,468	-	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(906,063)	(124,804)	1,529,342	213,725
Increase (Decrease) in Net Assets	(11,740,326)		2,632,124
NET ASSETS DECEMBER 31, 2016 (Including line (b))	$84,325,594		$17,884,947
(a) Distributions in excess of net investment income December 31, 2015	$-		$(363,632)
(b) Undistributed (distributions in excess of) net investment income December 31, 2016	$236,080		$(532,346)

See Notes to Financial Statements.	19

CHOU OPORTUNITY FUND FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding throughout each year.
For the Year Ended December 31,
2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Year	$10.51	$13.71	$13.52	$11.41	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.51	(0.14)	(0.18)	0.05	0.32
Net realized and unrealized gain (loss)	(1.17)	(2.91)	0.84	3.31	2.68
Total from Investment Operations	(0.66)	(3.05)	0.66	3.36	3.00
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.59)	—	—	(0.19)	(0.40)
Net realized gain	(0.01)	(0.15)	(0.47)	(1.09)	(1.19)
Total Distributions to Shareholders	(0.60)	(0.15)	(0.47)	(1.28)	(1.59)
REDEMPTION FEES (a)	—	(b)	—	(b)	—	(b)	0.03	—	(b)
NET CONTRIBUTION BY AFFILIATE (c)	0.10	-	-	-	-
NET ASSET VALUE, End of Year	$9.35	$10.51	$13.71	$13.52	$11.41
TOTAL RETURN	(5.02	)%(d)	(22.27)%	4.88%	29.82%	30.81%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$84,326	$96,066	$99,799	$66,402	$41,132
Ratios to Average Net Assets:
Net investment income (loss)	5.58%	(1.15)%	(1.31)%	0.34%	2.89%
Net expenses	0.30%	1.24%	1.38%	1.48%	1.48%
Gross expenses (e)	1.31%	1.28%	1.40%	1.50%	1.55%
PORTFOLIO TURNOVER RATE	18%	4%	29%	56%	17%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Calculated based on shares outstanding on February 18, 2016, the date of the capital contribution. See note 5.
(d)
Calculation includes affiliate reimbursements and contribution of capital.  Excluding the effect of the net reimbursements and contribution of capital from the Fund's ending net asset value per share, total return for the year ended December 31, 2016, would have been (6.04)%.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	20

CHOU INCOME FUND FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Year	$7.56	$9.77	$11.04	$9.87	$8.74
INVESTMENT OPERATIONS
Net investment income (a)	0.96	0.90	0.51	0.94	1.58
Net realized and unrealized gain (loss)	0.49	(2.01)	(1.01)	1.28	1.27
Total from Investment Operations	1.45	(1.11)	(0.50)	2.22	2.85

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1.00)	(0.95)	(0.52)	(1.07)	(1.72)
Net realized gain	—	(0.15)	(0.25)	—	— (b)
Total Distributions to Shareholders	(1.00)	(1.10)	(0.77)	(1.07)	(1.72)
REDEMPTION FEES (a)	—	— (b)	— (b)	0.02	—
NET ASSET VALUE, End of Year	$8.01	$7.56	$9.77	$11.04	$9.87
TOTAL RETURN	20.72%	(11.92)%	(4.83)%	22.86%	34.69%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$17,885	$15,253	$17,526	$14,737	$6,728
Ratios to Average Net Assets:
Net investment income	12.91%	9.94%	4.48%	8.39%	16.25%
Net expenses	1.20%	1.30%	1.50%	1.50%	1.50%
Gross expenses (c)	2.10%	2.36%	2.11%	3.41%	4.09%
PORTFOLIO TURNOVER RATE	22%	7%	17%	40%	23%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	21

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016
Note 1. Organization
The Chou Opportunity Fund and Chou Income Fund (individually, a "Fund" and, collectively the "Funds") are non-diversified portfolios of Chou America Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Chou Opportunity Fund's investment objective is long-term growth of capital. Chou Income Fund's investment objective is to provide capital appreciation and income production, with capital preservation as a secondary consideration.  The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser, as defined in Note 4, to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

22

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2016, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2016, there are no uncertain tax

23

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016
positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Funds, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of December 31, 2016, Chou Opportunity Fund and Chou Income Fund held $16,278,254 and $3,414,273, respectively, as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Chou America Management Inc. (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from each Fund at an annual rate of 1.00% of each Fund's average daily net assets.
Distribution – Rafferty Capital Markets, LLC serves as each Fund's distributor (the "Distributor"). The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and/or the servicing of shareholder accounts. The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual retainer fee of $8,240 for service to the Trust and the Audit and Compliance Committee Chairperson receives an additional retainer fee of $3,000.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board meetings.
24

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016

Note 5. Capital Contribution
On February 18, 2016, the Adviser made a voluntary capital contribution to the Chou Opportunity Fund in the amount of $918,468, which approximates the advisory fees retained by the Adviser with respect to the Chou Opportunity Fund during the fiscal year ended December 31, 2015. This voluntary contribution, included on the Statements of Changes, was a gesture of goodwill by the Adviser to the Chou Opportunity Fund in recognition of the Fund's underperformance in the prior year relative to its performance in earlier years. The Adviser is under no obligation to make a voluntary waiver, a voluntary fee reimbursement, or a voluntary capital contribution to either of the Funds in the future for any reason.

Note 6. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses to limit total annual operating expenses to 1.20% of the average daily net assets of each Fund through at least May 1, 2017 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). The Adviser has voluntarily decided to waive its entire advisory fee on the Chou Opportunity Fund beginning on January 1, 2016. The Adviser can unilaterally decide to terminate this voluntary waiver at any time. For the year ended December 31, 2016, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Expenses Reimbursed	Total Fees Waived and Expenses Reimbursed

Chou Opportunity Fund	$820,428	$14,308	$834,736
Chou Income Fund	139,022	2,687	141,709

Note 7. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2016, were as follows:

	Purchases	Sales
Chou Opportunity Fund	$18,654,887	$11,293,867
Chou Income Fund	4,005,990	2,569,498

Note 8. Federal Income Tax
Distributions during the fiscal years as noted were characterized for tax purposes as follows:
	Ordinary Income	Long-Term Capital Gain	Total
Chou Opportunity Fund
2016	$5,261,570	$46,809	$5,308,379
2015	603,853	728,135	1,331,988

Chou Income Fund
2016	2,097,065	-	2,097,065
2015	1,718,288	272,229	1,990,517

25

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016

As of December 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	Capital and Other Losses	Unrealized Depreciation	Other Temporary Differences	Total

Chou Opportunity Fund	$236,080	$(782,865)	$(22,733,197)	$-	$(23,279,982)
Chou Income Fund	-	(821,703)	(4,724,299)	(22,210)	(5,568,212)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and straddles for Chou Opportunity Fund and contingent payment debt instruments for Chou Income Fund.
As of December 31, 2016, the Chou Opportunity Fund and Chou Income Fund had $782,865 and $792,999, respectively, of available long-term capital loss carryforwards that have no expiration date.
For tax purposes, the current late year ordinary loss was $28,704 (realized during the period November 1, 2016 through December 31, 2016) for Chou Income Fund. This loss was recognized for tax purposes on the first business day of the Fund's current fiscal year, January 1, 2017.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2016. The following reclassifications were the result of currency gain/loss, re-designation of distributions and distributions in excess of income and have no impact on the net assets of each Fund.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Chou Opportunity Fund	$918,430	$38	$(918,468)
Chou Income Fund	(107,026)	108,702	(1,676)

Note 9. Securities Lending Agreement
The Funds  established a securities lending arrangement with The Bank of New York Mellon as securities lending agent in which the Funds lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral may be invested in government securities. During the year ended December 31, 2016, the Funds did not have any securities on loan.

Note 10. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Funds' financial statements and related disclosures.
Note 11. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

26

REPORT OF INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Chou America Mutual Funds and the Shareholders of Chou Opportunity Fund and Chou Income Fund

We have audited the accompanying statements of assets and liabilities of Chou Opportunity Fund  and Chou Income Fund (the "Funds"), each a series of shares of beneficial interest of Chou America Mutual Funds, including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chou Opportunity Fund and Chou Income Fund as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 28, 2017

27

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2016
Investment Advisory Agreement Approval
 At a meeting held on December 1, 2016, the Board of Trustees of the Chou Mutual Funds, including all of the Independent Trustees (the "Board"), approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Adviser and the Trust on behalf of the Funds.

In voting to approve the renewal of the Advisory Agreement, the Board considered the overall fairness of the Advisory Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to the respective Fund's benchmark index and a peer group of funds selected by Lipper, Inc. ("Lipper Peer Group") (3) the level of the advisory fees and the overall expenses of each Fund and how those compared to each Fund's Lipper Peer Group; (4) the costs of services provided to the Funds and the profitability of the Adviser; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Advisory Agreement, the Board considered a broad range of information provided by the Adviser, including but not limited to, reports relating to each Fund's performance and expenses. In addition, the Board considered a memorandum from its legal counsel regarding the legal framework and the Board's duties in considering the renewal of the Advisory Agreement. The Board also meets each quarter to review various aspects of the Funds and is provided additional material in connection with those meetings.

Nature, Extent and Quality of Services
The Board reviewed and considered the nature, extent and quality of the advisory services provided by the Adviser to each Fund under the Advisory Agreement. The Adviser has previously represented to the Board that the Adviser does not have any clients other than the Funds and that Francis Chou, the Funds' portfolio manager, manages Canadian mutual funds with investment strategies similar to those of the Funds through an affiliated Canadian adviser. The Board also noted the Adviser's representation that it has the financial resources and appropriate staffing to manage the Funds and to meet its expense reimbursement obligations. The Board also reviewed and considered the qualifications of the portfolio manager to each Fund.

Performance
The Board considered the one-year and since-inception performance of each Fund as of September 30, 2016, as compared to its respective benchmark index. The Board considered that the Opportunity Fund underperformed its primary benchmark, the S&P 500 Index, for the since-inception and one-year periods ended September 30, 2016. Additionally, the Board considered that the Income Fund had underperformed its benchmark index, the Barclays U.S. Corporate High Yield Index, for the since inception and one-year periods ended September 30, 2016 and noted that each Fund was below the median for its Lipper Peer Group for each of the relevant periods except the Income was above median for the five-year period ended September 30, 2016. Based on the foregoing, the Board determined that the Adviser's management of the Funds was satisfactory and could benefit the Funds and their shareholders while acknowledging the steps the Adviser was taking in seeking to improve performance.

Fees and Expenses
The Board considered the contractual advisory fee rates for each Fund relative to the contractual fee rates for each Fund's Lipper Peer Group. The Board also considered the total expense ratios of each Fund relative to the relevant Lipper Peer Group for the period ended September 30, 2016. The Board also considered that the Adviser contractually agreed to continue its fee waivers and expense caps for each Fund's 2016 fiscal year to the extent set

28

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2016

 forth in the Expense Limitation Agreement. In reviewing the Lipper Peer Group expense information, the Board noted that the Lipper Peer Group contractual advisory fee information, which included advisory and administrative fees. The Board noted that the actual advisory fee reflected fee waivers and/or expense reimbursements and considered that the Adviser waived its entire advisory fee and reimbursed expenses for the Income Fund.

With respect to the Opportunity Fund, the Board considered that the Fund's contractual and actual advisory fee rates were higher than the Lipper Peer Group average and its total expense ratio was higher than the Lipper Peer Group average. The Board also considered that the Adviser voluntarily waived its entire advisory fee beginning January 1, 2016 with respect to the Opportunity Fund, and made a voluntary capital contribution to the Opportunity Fund in February 2016, representing approximately all of the advisory fee paid to the Adviser during calendar year 2015. With respect to the Income Fund, the Board considered that after the waiver and expense reimbursements the advisory fee rate was lower than the Lipper Peer Group average, and that the contractual advisory fee rate and total expense ratio were higher than the Lipper Peer Group average. The Board also considered that the Income Fund's total expense ratio reflected fees waived and/or expenses reimbursed. The Board concluded that the Fund's contractual advisory fees were reasonable.

Costs of Services and Profitability
The Board considered the costs to operate the Funds and the profitability of the Adviser. The Board reviewed the fees paid by each Fund to the Adviser for the fiscal year ended December 31, 2015. The Board also reviewed the profit and loss statement provided by the Adviser on a fund-by-fund basis and considered the Adviser's methodology with respect to the profitability calculation. In this regard, the Board noted that the Adviser was not profitable with respect to services provided to both the Opportunity Fund and the Income Fund for the fiscal year ended December 31, 2015 after the effect of certain fee waivers, expense reimbursements and voluntary capital contributions by the Adviser. The Board also noted the Expense Limitation Agreement is in place for 2016.  After considering all of the information the Board concluded that it was satisfied with the profitability of the Adviser and believed the Adviser had the financial resources to continue to manage the Funds.

Economies of Scale
With respect to economies of scale, the Board considered the current asset size of the Funds. In this regard, the Board also considered the Adviser's representation that while there is potential for economies of scale in connection with the services that the Adviser provides to the Funds, the Adviser does not believe that breakpoints in the fee schedules of the Funds would be appropriate in the absence of significant growth of Fund assets. The Board concluded it would monitor the asset growth of the Funds and would consider breakpoints in the event of significant asset growth.

Other Benefits
The Board noted that the Adviser did not identify any indirect "fall-out" benefits that accrue to the Adviser or its affiliates (other than its direct compensation) from the Adviser's relationship with the Funds. The Board also noted that the Adviser represented that it does not use soft-dollars as permitted by Section 28(e) of the Securities and Exchange Act of 1934, as amended. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement.

Conclusion
Based on its evaluation of these and other factors, the Board, in the exercise of its business judgment, concluded with respect to each Fund that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of

29

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2016

services provided by the Adviser; (2) each Fund's performance was satisfactory in light of all the factors considered by the Board, and acknowledged the steps the Adviser was taking in seeking to improve performance and; (3) the profits, as applicable, and fees payable to the Adviser were reasonable in the context of all the factors considered by the Board; (4) the economies of scale was not a material factor in its approval of the Advisory Agreement given the current size of the Funds; and (5) other benefits received by Chou America from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement. In light of these conclusions, the Board determined, in its business judgment, to renew the Advisory Agreement.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission's website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016, through December 31, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing

30

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2016
ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2016	December 31, 2016	Period*	Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$1,140.41	$1.67	0.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.58	$1.58	0.31%

Chou Income Fund
Actual	$1,000.00	$1,192.66	$6.61	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09	1.20%

*
Expenses are equal to each Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Chou Opportunity Fund designates 83.67% as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Chou Opportunity Fund also designates 0.48% of its income dividend distributed as qualifying for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Chou Income Fund designates 4.56% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 4.56% as QDI.  The Chou Income Fund also designates 53.11% as QII.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders.  The following table provides information about each Board member and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101.  Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 682-6352.

31

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Lily Pinarello Born: 1953	Trustee	Since 2010	Retired since 1999.	2	0
Erroll Tyrone Tull Born: 1945	Trustee	Since 2014	Retired since 2010;Benefits Co-ordinator, Crown Metal Packaging, 1971-2010.	2	0
Interested Trustee
Francis S.M. Chou Born: 1956	Trustee	Since 2010	Chief Executive Officer, Chou America Management, Inc. since 2010; Chief Executive Officer, Chou Associates Management, Inc., since 1986.	2	0
Officers
Francis S.M. Chou Born: 1956	President and Principal Executive Officer	Since 2010	Chief Executive Officer, Chou America Management, Inc. since 2010; Chief Executive Officer, Chou Associates Management, Inc., since 1986.	N/A	N/A
Michael J. McKeen Born: 1971	Treasurer and Principal Financial Officer	Since 2010	Senior Vice President, Atlantic since 2008.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2013	Fund Compliance Officer, Atlantic, since 2013. Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic, 2008-2011.	N/A	N/A
Gino Malaspina Born: 1968	Secretary	Since 2016
Senior Counsel, Atlantic, since June 2014; Senior Counsel and Managing Director, Cipperman & Company/Cipperman Compliance Services LLC, 2010-2014; and Associate, Stradley Ronon Stevens & Young, LLP, 2009-2010.
				N/A	N/A
Zachary Tackett Born: 1988	Vice President, and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic, Since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2010	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A

32

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 682-6352

INVESTMENT ADVISER
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Rafferty Capital Markets, LLC
1010 Franklin Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

243-ANR-1216

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Chou America Mutual Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)	A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no members of the Audit Committee are an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
 (a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,000 in 2015 and $29,000 in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2015 and $0 in 2016.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,000 in 2015 and $6,000 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2014 and $0 in 2015. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Periods, the Registrant's principal accountant provided no non-audit services to the investment adviser or any entity controlling, controlled by or under common control with the investment adviser to the series of the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Code of Ethics (Exhibit filed herewith).

(a)(2)	Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Chou America Mutual Funds

By:	/s/ Francis S. M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Francis S. M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	February 28, 2017

By:	/s/ Michael J. McKeen
Michael J. McKeen, Principal Financial Officer
Date	February 28, 2017